EXHBIT 3.1
                           ARTICLES OF INCORPORATION


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                             ARTICLES OF AMENDMENT

                                       OF

                          UMPQUA HOLDINGS CORPORATION


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Article  V of  the  Articles  of  Incorporation  are  amended  to  add  a  new subsection E and to read in its entirety as follows:

                                  "ARTICLE V

                              BOARD OF DIRECTORS

      A. Number of Directors. The number of directors of the Corporation will be not less than six (6) nor more than nineteen (19), with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the whole board of directors. As used in these Articles of Incorporation, the term "whole board of directors" means the total number of directors that the Corporation would have if there were no vacancies on the board of directors.

      B. Classified Board. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole board of directors permits. One class will stand for election at each annual meeting of shareholders, with each class standing for election every third year. The initial Directors in the first group (class 1 Directors) shall hold office for a term expiring at the first annual meeting of shareholders of the Corporation, initial Directors in the second group (class 2 Directors) shall hold office for a term expiring at the second annual meeting of shareholders, and initial Directors in the third group (class 3 Directors) shall hold office for a term expiring at the third annual meeting of shareholders. If the number of Directors is increased or decreased, such change will be apportioned among the classes so that after the change, the classes will remain as nearly equal in number as possible.

      Each Director shall be elected to hold office for a term of three years, and until his or her successor has been elected and qualified, subject to prior death, resignation or removal, such term to expire on the date of the third annual meeting of shareholders following the election of the class of Directors to which such Director belongs. A decrease in the number of Directors will not have the effect of shortening the term of any incumbent Director. No fewer than two and no more than five Directors shall have terms expiring in the same year, and in any event, the number of Directors whose terms expire in any one year shall be less than one half of the total number of Directors. At each annual meeting, the shareholders will elect Directors by a plurality of the votes cast by the shares entitled to vote in the election.

      C. Removal of Directors. Notwithstanding any other provision of these Articles of Incorporation, any Director of the Corporation may be removed at any time only for cause, and except as otherwise required by law, only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to elect such Director, at a meeting of the shareholders called for that purpose, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director. If the Director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the Director. For purposes of this Article IV, the term "cause" shall mean:

            (i) any breach of a Director's duty of loyalty to the Corporation or its shareholders;

            (ii) acts or omissions, which are not in good faith or which, involve intentional misconduct or a knowing violation of the law;

            (iii) any unlawful distribution under the provisions of the Oregon Bank Act or other applicable state or federal laws; or


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            (iv) any  transaction  from  which the  Director  derived an improper personal benefit.

      D. Vacancies. Any Directors' position to be filled by reason of a vacancy in the board of Directors or a vacancy resulting from an increase in the number of Directors shall be filled by the affirmative vote of the majority of all the Directors remaining in office. Shareholders may not fill vacancies.

      E. Article Amendment or Repeal. Notwithstanding any other provisions of these Articles of Incorporation or Bylaws of the Corporation, the provisions of this Article may not be amended or repealed and no provisions inconsistent herewith may be adopted by the corporation without the affirmative vote of 75% of all of the votes entitled to be cast on the matter."


Article VI is amended to read in its entirety as follows:

                                 "ARTICLE VI

                    LIMITATIONS ON LIABILITY OF DIRECTORS

      No director of the Corporation is personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for the following:

      (a) Any breach of the director's duty of loyalty to the Corporation or its shareholders;

      (b) Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      (c) Any distribution to shareholders that is unlawful under the Oregon Business Corporation Act or successor statute; or

      (d) Any transaction from which the director derived an improper personal benefit.

      This Article does not limit or eliminate the liability of a director for any act or omission occurring before the effective date of this Article.

      No amendment to or repeal of this Article may make any director of the Corporation personally liable to the Corporation or its shareholders for monetary damages for any act or omission as a director occurring before the effective date of that amendment or repeal.

      This Article is intended to limit the liability of any director of the Corporation to the greatest extent authorized under the Oregon Business Corporation Act. Any further limitation on the liability of directors authorized under any amendment to the Oregon Business Corporation Act is incorporated into this Article on the effective date of that amendment.

      Notwithstanding any other provisions of these Articles of Incorporation or Bylaws of the Corporation, the provisions of this Article may not be amended or repealed and no provisions inconsistent herewith may be adopted by the corporation without the affirmative vote of 75% of all of the votes entitled to be cast on the matter.

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Article VII is  amended to add a new section K and to read in its  entirety as follows:

                                 ARTICLE VII

                               INDEMNIFICATION

      A. Non-Derivative Actions. Subject to the provisions of Sections C, E and F below, the Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, (including all appeals) (other than an action by or in the right of the Corporation) by reason of or arising from the fact that the person is or was a director or officer of the Corporation or one of its subsidiaries, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses (including attorney's fees), judgments, fines, penalties, excise taxes assessed with respect to any employee benefit plan and amounts paid in settlement actually and reasonably incurred by the person to be indemnified in connection with such action, suit or proceeding if the person acted in good faith, did not engage in intentional misconduct, and, with respect to any criminal action or proceeding, did not know the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or, with respect to any criminal action or proceeding, that the person knew that the conduct was unlawful.

      B. Derivative Actions. Subject to the provisions of Sections C, E and F below, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit (including all appeals) by or in the right of the Corporation to procure a judgment in its favor by reason of or arising from the fact that the person is or was a director or officer of the Corporation or one of its subsidiaries, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses (including attorneys' fees) actually incurred by the person to be indemnified in connection with the defense or settlement of such action or suit if the person acted in good faith, provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for deliberate misconduct in the performance of that person's duty to the Corporation, for any transaction in which the person received an improper personal benefit, for any breach of the duty of loyalty to the Corporation, or for any distribution to shareholders which is unlawful under the Oregon Business Corporation Act, or successor statute, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      C. Determination of Right to Indemnification in Certain Cases. Subject to the provisions of Sections E and F below, indemnification under Sections A and B of this Article shall not be made by the Corporation unless it is expressly determined that indemnification of the person who is or was an officer or director, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections A or B. That determination may be made by any of the following:

            (a) By the Board of Directors by majority vote of a quorum consisting of directors who are not or were not parties to the action, suit or proceeding;
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            (b)   If a quorum cannot be obtained  under  paragraph (a) of this subsection, by majority vote of a committee duly designated by the Board of Directors consisting solely of two or more directors not at the time parties to the action, suit or proceeding (directors who are parties to the action, suit or proceeding may participate in designation of the committee);

            (c) By special legal counsel selected by the Board of Directors or its committee in the manner prescribed in (a) or (b) or, if a quorum of the Board of Directors cannot be obtained under (a) and a committee cannot be designated under (b) the special legal counsel shall be selected by majority vote of the full Board of Directors, including directors who are parties to the action, suit or proceeding;

            (d) If referred to them by Board of Directors of the Corporation by majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who are parties to the action, suit or proceeding), by the shareholders; or

            (e)   By a court of competent jurisdiction.

      D. Indemnification of Persons Other than Officers or Directors. Subject to the provisions of Section F, in the event any person not entitled to indemnification under Sections A and B of this Article was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding of a type referred to in Sections A or B of this Article by reason of or arising from the fact that such person is or was an employee or agent (including an attorney) of the Corporation or one of its subsidiaries, or is or was serving at the request of the Corporation as an employee or agent (including an attorney) of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, the Board of Directors of the Corporation by a majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who were parties to such action, suit or proceeding) or the stockholders of the Corporation by a majority vote of the outstanding shares upon referral to them by the Board of Directors of the Corporation by a majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who were parties to such action, suit or proceeding) may, but shall not be required to, grant to such person a right of indemnification to the extent described in Sections A or B of this Article as if the person were acting in a capacity referred to therein, provided that such person meets the applicable standard of conduct set forth in such Sections. Furthermore, the Board of Directors may designate by resolution in advance of any action, suit or proceeding, those employees or agents (including attorneys) who shall have all rights of indemnification granted under Sections A and B of this Article.

      E. Successful Defense. Notwithstanding any other provision of Sections A, B, C or D of this Article, but subject to the provisions of
Section F, to the extent a director, officer, or employee is successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections A, B or D of this Article, or in defense of any claim, issue or matter therein, that person shall be indemnified against expenses
(including attorneys fees) actually and reasonably incurred by him in connection therewith.

      F.    Condition Precedent to Indemnification  Under Sections A, B, D or
E. Any person who desires to receive the benefits otherwise conferred by Sections A, B, D or E of this Article shall promptly notify the Corporation that the person has been named a defendant to an action, suit or proceeding of a type referred to in Sections A, B, D, or E and intends to rely upon the right of indemnification described in Sections A, B, D or E of this Article. The notice shall be in writing and mailed, via registered or certified mail, return receipt requested, to the President of the Corporation at the executive offices of the Corporation or, in the event the notice is from the President, to the registered agent of the Corporation. Failure to give the notice required hereby shall entitle the Board of Directors of the Corporation by a majority vote of a quorum (consisting of directors who, insofar as indemnity of officers or directors is concerned, were not parties to such action, suit or proceeding, but who, insofar as indemnity of employees or agents is concerned, may or may not have been parties) or, if

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referred to them by the Board of  Directors of the  Corporation  by a majority vote of a quorum (consisting of directors who, insofar as indemnity of officers or directors is concerned, were not parties to such action, suit or
proceeding,   but  who,  insofar  as  indemnity  of  employees  or  agents  is concerned, may or may not have been parties), the stockholders of the Corporation by a majority of the votes entitled to be cast by holders of shares of the Corporation's stock which have unlimited voting rights to make a determination that such a failure was prejudicial to the Corporation in the circumstances and that, therefore, the right to indemnification referred to in Sections A, B or D of this Article shall be denied in its entirety or reduced in amount.

      G. Advances for Expenses. Expenses incurred by a person indemnified hereunder in defending a civil, criminal, administrative or investigative action, suit or proceeding (including all appeals) or threat thereof, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such expenses if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation and a written affirmation of the person's good faith belief that he or she has met the applicable standard of conduct. The undertaking must be a general personal obligation of the party receiving the advances but need not be secured and may be accepted without reference to financial ability to make repayment.

      H. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or one of its subsidiaries or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against and incurred by that person in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify that person against such liability under the provisions of this Article or under the Oregon Business Corporation Act.

      I. Purpose and Exclusivity. The indemnification referred to in the various Sections of this Article shall be deemed to be in addition to and not in lieu of any other rights to which those indemnified may be entitled under any statute, rule of law or equity, agreement, vote of the stockholders or Board of Directors or otherwise. The Corporation is authorized to enter into agreements of indemnification. The purpose of this Article is to augment the provisions of the Oregon Business Corporation Act dealing with indemnification.

      J. Severability. If any of the provisions of this Article are found, in any action, suit or proceeding, to be invalid or ineffective, the validity and the effect of the remaining provisions shall not be affected.

      "K. Article Amendment or Repeal. Notwithstanding any other provisions of these Articles of Incorporation or Bylaws of the Corporation, the provisions of this Article may not be amended or repealed and no provisions inconsistent herewith may be adopted by the corporation without the affirmative vote of 75% of all of the votes entitled to be cast on the matter."

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Article VIII is amended to read in its entirety as follows:

                                   "ARTICLE VIII

                    CONSIDERATION OF OTHER CONSTITUENCIES

      When evaluating any offer of another party to make a tender or exchange offer for any equity security of the Corporation, or any proposal to merge or consolidate the Corporation with another corporation or financial institution, or to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, the Directors of the Corporation may, in determining what they believe to be in the best interests of the Corporation, give due consideration to the social, legal and economic effects of such offer or proposal on employees, customers and suppliers of the Corporation and on the communities and geographical areas in which the Corporation and its subsidiaries operate, the economy of the state and the nation, the long-term as well as short-term interests of the Corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation, and other relevant factors.

      Notwithstanding any other provisions of these Articles of Incorporation or Bylaws of the Corporation, the provisions of this Article may not be amended or repealed and no provisions inconsistent herewith may be adopted by the Corporation without the affirmative vote of 75% of all of the votes entitled to be cast on the matter."


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                          ARTICLES OF INCORPORATION

                                      OF

                         UMPQUA HOLDINGS CORPORATION


      Acting as the incorporator under the Oregon Business Corporation Act, the undersigned hereby adopts the following Articles of Incorporation.


                                  ARTICLE I

                                     NAME

          The name of the corporation is Umpqua Holdings Corporation (the "Corporation").


                                  ARTICLE II

                             PURPOSES AND POWERS

      The Corporation is organized to engage in any lawful activity for which a corporation may be organized under the Oregon Business Corporation Act, including, but not limited to, owning and holding the capital stocks of state or federally chartered banks. The Corporation will have the same powers as an individual to do all things necessary or convenient to carry out its business and affairs, including but not limited to, the powers specified in the Oregon Business Corporation Act or which may be hereafter granted by such law.


                                 ARTICLE III

                           AUTHORIZED CAPITAL STOCK

      A.    Authorized   Classes  of  Shares.   The   Corporation   may  issue
22,000,000, shares of stock divided into two classes as follows:

      2,000,000 shares of preferred stock ("Preferred Stock"). The Preferred Stock may be further divided into one or more series of Preferred Stock. Each series of Preferred Stock will have the preferences, limitations and relative rights as may be set forth for such series either in these Articles or in an amendment to these Articles ("Preferred Stock Designation"). A Preferred Stock Designation may be adopted either by action of the Board of Directors of the Corporation pursuant to Section G of this Article III or by action of the shareholders of the Corporation; and

      20,000,000 shares of common stock ("Common Stock").

      Except as may otherwise be provided in a Preferred Stock Designation, all shares of a class will have preferences, limitations and relative rights identical to those of all other shares of the same class. All shares of a series of Preferred Stock will have preferences, limitations and relative rights identical to those of all other shares of that series of Preferred Stock.

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      B.    Voting Rights.  The  Corporation's  Capital Stock will have voting rights as follows:

            1. Common Stock Voting Rights. Subject to the voting rights, if any, of any Preferred Stock that may be outstanding, the outstanding shares of Common Stock will (a) each have one vote, (b) vote together as a single voting group and (c) together have unlimited voting rights.

            2. Preferred Stock Voting Rights. Except as otherwise provided by the Oregon Business Corporation Act or in a Preferred Stock Designation, each share of Preferred Stock will, on each matter which that series of Preferred Stock is entitled to vote, (a) either have (i) one vote if that series of Preferred Stock is not by its terms convertible into Common Stock, or (ii), if that series of Preferred Stock is convertible into Common Stock, one vote for each share of Common Stock into which that series of Preferred Stock may be converted as of the record date for the meeting at which the vote is to be taken, and (b) vote together with shares of the Common Stock as a single voting group.

            3. Nonvoting Preferred Stock. Shares of any series of Preferred Stock which are designated as being "nonvoting" will nonetheless have such voting rights as are required by the Oregon Business Corporation Act.

            4. Noncumulative Voting for Directors. The holders of shares of Common Stock and the holders of shares of any series of Preferred Stock which is entitled to vote with respect to the election of directors will not have the right to cumulate votes in the election of directors.

      C. Dividends. Subject to any priority or participating rights of any Preferred Stock that may be outstanding, the holders of Common Stock will be entitled to receive, out of any legally available assets of the
Corporation, any dividends declared by the Board of Directors of the Corporation. Except as may otherwise be provided in a Preferred Stock Designation, the Board of Directors of the Corporation will have the sole authority and discretion to determine the time, amount and terms of payment for any dividend that may be declared. Nothing in these Articles will be construed as obligating the Board of Directors of the Corporation to declare a dividend at any time, even though the Corporation may have assets legally available to pay a dividend.

      D. Redemption. Subject to any provision to the contrary contained in any Preferred Stock Designation, the Corporation may repurchase all or any of its outstanding shares of Common Stock or Preferred Stock even though the distribution made to effect that repurchase would cause the difference between the Corporation's total assets and its total liabilities to be less than the amount that would be needed to satisfy the preferential liquidation rights of all outstanding shares of classes or series of a class with liquidation rights that are prior to those of the shares being repurchased if the Corporation were to be liquidated at the time of such repurchase.

      E. Liquidation. In liquidating, dissolving or winding up the Corporation, the Board of Directors must first discharge or make adequate provision for discharging all liabilities of the Corporation. The remaining net assets of the Corporation shall be distributed to the holders of the Common Stock according to their respective share holdings, subject to the priority and participating rights of any Preferred Stock that may be outstanding.

      F. Preemptive Rights. No holder of any shares of Common Stock or Preferred Stock will be entitled to any preemptive right to purchase or subscribe for any unissued or treasury shares of the Corporation.

      G. Preferences, Limitations and Relative Rights of Preferred Stock. The Board of Directors of the Corporation is expressly authorized to designate, from time to time by resolution duly adopted, the preferences, limitations and relative rights of one or more series of Preferred Stock. A Preferred Stock Designation by the Board of Directors may set forth, with respect to the shares of the series of Preferred Stock so designated, the following preferences, limitations and relative rights:

            1. Voting. The voting rights of the shares of that series of Preferred Stock, including whether the shares have special, conditional or limited voting rights. Alternatively, the Preferred Stock Designation may include a statement to the effect that the shares of that series of Preferred Stock are "nonvoting" except to the extent voting rights are required by the Oregon Business Corporation Act.

            2. Dividends. The dividend rate and preference, if any, of the shares of that series of Preferred Stock. The Preferred Stock Designation will also state (a) whether the dividend rights of shares of that series of Preferred Stock are cumulative, noncumulative or partially cumulative and (b) whether or not the shares of that series of Preferred Stock will participate in any dividends that may be declared with respect to the Common Stock.

            3. Liquidations. The amount of the liquidation preference, if any, of the shares of that series of Preferred Stock. The Preferred Stock Designation will also state whether or not and, if so, when the shares of that series of Preferred Stock will participate with the Common Stock in any liquidating distributions.

            4.    Redemption.  Whether the shares of that series of  Preferred
      Stock are redeemable at the option of the Corporation, at the option of the holder of the shares or another person or upon the occurrence of a designated event and whether the redemption price for the shares of that series of Preferred Stock will be a designated amount or determined by a designated formula or by reference to an extrinsic event or extrinsic data, whether the redemption price for the shares of such series of Preferred Stock will be paid in cash, indebtedness or other property. The Preferred Stock Designation will also state (a) the terms and conditions, if any, of any redemption, (b) the procedures for effecting any redemption and (c) whether or not and, if so, where and in what manner a sinking fund must be created by the Corporation for the purpose of funding any redemption.

            5. Conversion. Whether the shares of that series of Preferred Stock are convertible at the option of the Corporation, at the option of the holder of the shares or another person or upon the occurrence of a designated event into other securities of the Corporation in a designated amount or in an amount determined by a designated formula or by reference to an extrinsic event or extrinsic data. The Preferred Stock Designation will also state the terms and conditions of the conversion, if any, and the procedures for effecting such a conversion.

            6.    Other  Terms.  Such  other   preferences,   limitations  and
      relative rights as the Board of Directors of the Corporation may determine.

      Every Preferred Stock Designation must identify that series of Preferred Stock in a manner that will distinguish that series from all other series of Preferred Stock and from the undesignated Preferred Stock. The
Preferred Stock Designation must also set forth the number of shares to be included in that series. All shares of that series that are thereafter redeemed, converted, or, if so provided in the Preferred Stock Designation, remain unissued on a designated date or on the occurrence of an event will cease to be of that series and will automatically become undesignated Preferred Stock.

      Any Preferred Stock Designation adopted by the Board of Directors of the Corporation pursuant to this Section G of Article III will constitute articles of amendment to these Articles of Incorporation and will become effective, without shareholder action, upon filing as prescribed by the Oregon Business Corporation Act. No shares of Preferred Stock or of a series of Preferred Stock may be issued by the Corporation prior to the filing of articles of amendment determining the preferences, limitations and relative rights of such shares.


                                  ARTICLE IV

             REGISTERED AGENT AND OFFICE AND ADDRESS FOR NOTICES

      The initial registered agent of the Corporation is FP&S Registry Services, Inc., and the street address of the initial registered office and mailing address of the initial registered agent are 101 SW Main Street, 15th Floor, Portland, Oregon 97204. The address where the Secretary of State may mail notices is FP&S Registry Services, Inc., 101 SW Main Street, 15th Floor, Portland, Oregon 97204.


                                  ARTICLE V

                              BOARD OF DIRECTORS

      A. Number of Directors. The number of directors of the Corporation will be not less than six (6) nor more than nineteen (19), with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the whole board of directors. As used in these Articles of Incorporation, the term "whole board of directors" means the total number of directors that the Corporation would have if there were no vacancies on the board of directors.

      B. Classified Board. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole board of directors permits. One class will stand for election at each annual meeting of shareholders, with each class standing for election every third year. The initial Directors in the first group (class 1 Directors) shall hold office for a term expiring at the first annual meeting of shareholders of the Corporation, initial Directors in the second group (class 2 Directors) shall hold office for a term expiring at the second annual meeting of shareholders, and initial Directors in the third group (class 3 Directors) shall hold office for a term expiring at the third annual meeting of shareholders. If the number of Directors is increased or decreased, such change will be apportioned among the classes so that after the change, the classes will remain as nearly equal in number as possible.

      Each Director shall be elected to hold office for a term of three years, and until his or her successor has been elected and qualified, subject to prior death, resignation or removal, such term to expire on the date of the third annual meeting of shareholders following the election of the class of Directors to which such Director belongs. A decrease in the number of

Directors will not have the effect of shortening the term of any incumbent Director. No fewer than two and no more than five Directors shall have terms expiring in the same year, and in any event, the number of Directors whose terms expire in any one year shall be less than one half of the total number of Directors. At each annual meeting, the shareholders will elect Directors by a plurality of the votes cast by the shares entitled to vote in the election.

      C. Removal of Directors. Notwithstanding any other provision of these Articles of Incorporation, any Director of the Corporation may be removed at any time only for cause, and except as otherwise required by law, only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to elect such Director, at a meeting of the shareholders called for that purpose, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director. If the Director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the Director. For purposes of this Article IV, the term "cause" shall mean:

            (i) any breach of a Director's duty of loyalty to the Corporation or its shareholders;

            (ii) acts or omissions, which are not in good faith or which, involve intentional misconduct or a knowing violation of the law;

            (iii) any unlawful distribution under the provisions of the Oregon Bank Act or other applicable state or federal laws; or

            (iv) any transaction from which the Director derived an improper personal benefit.

      D. Vacancies. Any Directors' position to be filled by reason of a vacancy in the board of Directors or a vacancy resulting from an increase in the number of Directors shall be filled by the affirmative vote of the majority of all the Directors remaining in office. Shareholders may not fill vacancies.


                                  ARTICLE VI

                    LIMITATIONS ON LIABILITY OF DIRECTORS

      No director of the Corporation is personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for the following:

      (a) Any breach of the director's duty of loyalty to the Corporation or its shareholders;

      (b) Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      (c) Any distribution to shareholders that is unlawful under the Oregon Business Corporation Act or successor statute; or

      (d) Any transaction from which the director derived an improper personal benefit.

      This Article does not limit or eliminate the liability of a director for any act or omission occurring before the effective date of this Article.

      No amendment to or repeal of this Article may make any director of the Corporation personally liable to the Corporation or its shareholders for monetary damages for any act or omission as a director occurring before the effective date of that amendment or repeal.

      This Article is intended to limit the liability of any director of the Corporation to the greatest extent authorized under the Oregon Business Corporation Act. Any further limitation on the liability of directors authorized under any amendment to the Oregon Business Corporation Act is incorporated into this Article on the effective date of that amendment.


                                 ARTICLE VII

                               INDEMNIFICATION

      A. Non-Derivative Actions. Subject to the provisions of Sections C, E and F below, the Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, (including all appeals) (other than an action by or in the right of the Corporation) by reason of or arising from the fact that the person is or was a director or officer of the Corporation or one of its subsidiaries, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses (including attorney's fees), judgments, fines, penalties, excise taxes assessed with respect to any employee benefit plan and amounts paid in settlement actually and reasonably incurred by the person to be indemnified in connection with such action, suit or proceeding if the person acted in good faith, did not engage in intentional misconduct, and, with respect to any criminal action or proceeding, did not know the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or, with respect to any criminal action or proceeding, that the person knew that the conduct was unlawful.

      B. Derivative Actions. Subject to the provisions of Sections C, E and F below, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit (including all appeals) by or in the right of the Corporation to procure a judgment in its favor by reason of or arising from the fact that the person is or was a director or officer of the Corporation or one of its subsidiaries, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses (including attorneys' fees) actually incurred by the person to be indemnified in connection with the defense or settlement of such action or suit if the person acted in good faith, provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for deliberate misconduct in the performance of that person's duty to the Corporation, for any transaction in which the person received an improper personal benefit, for any breach of the duty of loyalty to the Corporation, or for any distribution to shareholders which is unlawful under the Oregon Business Corporation Act, or successor statute, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      C. Determination of Right to Indemnification in Certain Cases. Subject to the provisions of Sections E and F below, indemnification under Sections A and B of this Article shall not be made by the Corporation unless it is expressly determined that indemnification of the person who is or was an officer or director, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections A or B. That determination may be made by any of the following:

            (a) By the Board of Directors by majority vote of a quorum consisting of directors who are not or were not parties to the action, suit or proceeding;

            (b) If a quorum cannot be obtained under paragraph (a) of this subsection, by majority vote of a committee duly designated by the Board of Directors consisting solely of two or more directors not at the time parties to the action, suit or proceeding (directors who are parties to the action, suit or proceeding may participate in designation of the committee);

            (c) By special legal counsel selected by the Board of Directors or its committee in the manner prescribed in (a) or (b) or, if a quorum of the Board of Directors cannot be obtained under (a) and a committee cannot be designated under (b) the special legal counsel shall be selected by majority vote of the full Board of Directors, including directors who are parties to the action, suit or proceeding;

            (d) If referred to them by Board of Directors of the Corporation by majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who are parties to the action, suit or proceeding), by the shareholders; or

            (e)   By a court of competent jurisdiction.

      D. Indemnification of Persons Other than Officers or Directors. Subject to the provisions of Section F, in the event any person not entitled to indemnification under Sections A and B of this Article was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding of a type referred to in Sections A or B of this Article by reason of or arising from the fact that such person is or was an employee or agent (including an attorney) of the Corporation or one of its subsidiaries, or is or was serving at the request of the Corporation as an employee or agent (including an attorney) of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, the Board of Directors of the Corporation by a majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who were parties to such action, suit or proceeding) or the stockholders of the Corporation by a majority vote of the outstanding shares upon referral to them by the Board of Directors of the Corporation by a majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who were parties to such action, suit or proceeding) may, but shall not be required to, grant to such person a right of indemnification to the extent described in Sections A or B of this Article as if the person were acting in a capacity referred to therein, provided that such person meets the applicable standard of conduct set forth in such Sections. Furthermore, the Board of Directors may designate by resolution in advance of any action, suit or proceeding, those employees or agents (including attorneys) who shall have all rights of indemnification granted under Sections A and B of this Article.

      E. Successful Defense. Notwithstanding any other provision of Sections A, B, C or D of this Article, but subject to the provisions of
Section F, to the extent a director, officer, or employee is successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections A, B or D of this Article, or in defense of any claim, issue or matter therein, that person shall be indemnified against expenses
(including attorneys fees) actually and reasonably incurred by him in connection therewith.

      F.    Condition Precedent to Indemnification  Under Sections A, B, D or
E. Any person who desires to receive the benefits otherwise conferred by Sections A, B, D or E of this Article shall promptly notify the Corporation that the person has been named a defendant to an action, suit or proceeding of a type referred to in Sections A, B, D, or E and intends to rely upon the right of indemnification described in Sections A, B, D or E of this Article. The notice shall be in writing and mailed, via registered or certified mail, return receipt requested, to the President of the Corporation at the executive offices of the Corporation or, in the event the notice is from the President, to the registered agent of the Corporation. Failure to give the notice required hereby shall entitle the Board of Directors of the Corporation by a majority vote of a quorum (consisting of directors who, insofar as indemnity of officers or directors is concerned, were not parties to such action, suit or proceeding, but who, insofar as indemnity of employees or agents is concerned, may or may not have been parties) or, if referred to them by the Board of Directors of the Corporation by a majority vote of a quorum (consisting of directors who, insofar as indemnity of officers or directors is concerned, were not parties to such action, suit or proceeding, but who, insofar as indemnity of employees or agents is concerned, may or may not have been parties), the stockholders of the Corporation by a majority of the votes entitled to be cast by holders of shares of the Corporation's stock which have unlimited voting rights to make a determination that such a failure was prejudicial to the Corporation in the circumstances and that, therefore, the right to indemnification referred to in Sections A, B or D of this Article shall be denied in its entirety or reduced in amount.

      G. Advances for Expenses. Expenses incurred by a person indemnified hereunder in defending a civil, criminal, administrative or investigative action, suit or proceeding (including all appeals) or threat thereof, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such expenses if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation and a written affirmation of the person's good faith belief that he or she has met the applicable standard of conduct. The undertaking must be a general personal obligation of the party receiving the advances but need not be secured and may be accepted without reference to financial ability to make repayment.

      H. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or one of its subsidiaries or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against and incurred by that person in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify that person against such liability under the provisions of this Article or under the Oregon Business Corporation Act.

      I. Purpose and Exclusivity. The indemnification referred to in the various Sections of this Article shall be deemed to be in addition to and not in lieu of any other rights to which those indemnified may be entitled under any statute, rule of law or equity, agreement, vote of the stockholders or Board of Directors or otherwise. The Corporation is authorized to enter into agreements of indemnification. The purpose of this Article is to augment the provisions of the Oregon Business Corporation Act dealing with indemnification.

      J. Severability. If any of the provisions of this Article are found, in any action, suit or proceeding, to be invalid or ineffective, the validity and the effect of the remaining provisions shall not be affected.


                                 ARTICLE VIII

                    CONSIDERATION OF OTHER CONSTITUENCIES

      When evaluating any offer of another party to make a tender or exchange offer for any equity security of the Corporation, or any proposal to merge or consolidate the Corporation with another corporation or financial institution, or to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, the Directors of the Corporation may, in determining what they believe to be in the best interests of the Corporation, give due consideration to the social, legal and economic effects of such offer or proposal on employees, customers and suppliers of the Corporation and on the communities and geographical areas in which the Corporation and its subsidiaries operate, the economy of the state and the nation, the long-term as well as short-term interests of the Corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation, and other relevant factors.


                                  ARTICLE IX

                                 INCORPORATOR

      The name and address of the incorporator of the Corporation is as follows:

                                    Gordon E. Crim
                                    One Main Place, 15th Floor
                                    101 S.W. Main Street
                                    Portland, Oregon  97204-3223
                                    (503) 221-0607



                                    /S/ Gordon E. Crim
                                    -----------------------------
                                    Gordon E. Crim, Incorporator


Person to contact  about this  filing:  Gordon E. Crim,  daytime  phone number
(503) 221-0607.